Exhibit 32.1



                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of American Ammunition, Inc. (Company) on Form 10-QSB (Report) for the quarter ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof. I, Andres F. Fernandez, Chief Executive and Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Andres F. Fernandez
--------------------------
Andres F. Fernandez
Chief Executive and
Chief Financial Officer

Dated: October 28, 2003